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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 25, 2003
                                                        ------------------


                               Jarden Corporation
             (Exact name of registrant as specified in its charter)

                 Delaware                                   0-21052                                  35-1828377
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
     (State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
              incorporation)

555 Theodore Fremd Avenue, Rye, New York                                                                                 10580
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(Address of principal executive offices)                                                                            (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
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         (Former name or former address, if changed since last report.)


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Item 5.     Other Events

COMMON STOCK ISSUANCE

            On September 25, 2003, Jarden Corporation (the "Company") entered into an Underwriting Agreement with CIBC World Markets Corp. and Banc of America Securities LLC relating to the issuance of 2,800,000 shares (excluding the underwriters' overallotment option) (the "Shares") of the Company's common stock, par value $0.01 per share, under the Company's Registration Statement on Form S-3 (File No. 333-102387) and intends to consummate the sale of the Shares on September 30, 2003.

        Concurrently with this filing, we are filing with the Securities and Exchange Commission (the "Commission") a Final Prospectus Supplement to our shelf registration statement on Form S-3 (Registration No. 333-102387) (the "Registration Statement") pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which supplement contemplates the issuance of 2,800,000 shares of our common stock, excluding the underwriters' over-allotment option. We are filing the Final Prospectus Supplement as Exhibit 99.1 to this Current Report on Form 8-K for the purpose of incorporating its contents in the Registration Statement.

AMENDMENT OF EXISTING CREDIT FACILITY

     As of September 25, 2003, we amended our Amended and Restated Credit Agreement dated as of September 2, 2003 (the "Amended and Restated Credit Agreement"), pursuant to Amendment No. 1 to Amended & Restated Credit Agreement, dated as of September 25, 2003, by and among us, Bank of America, N.A., as Administrative Agent, each of the Lenders signatory thereto and each of the subsidiary guarantors ("Amendment No. 1").

     Amendment No. 1 amends the prepayment section of the Amended and Restated Credit Agreement to provide that we shall not be required to make prepayments under the Amended and Restated Credit Agreement with the proceeds of an equity issuance that (i) occurs prior to January 31, 2004, and (ii) generates gross proceeds of less than $120 million dollars, for a period of 180 days after the date of such issuance. After such 180 day period, Amendment No. 1 provides that we will prepay to the lenders an amount equal to (a) 100% of the first $50 million dollars of the difference (but not less than $0) of the net proceeds of such issuance less amounts actually utilized to pay for certain enumerated acquisitions as well as any permitted acquisitions (as defined in the Amended and Restated Credit Agreement) less $50,000,000 and (b) 50% of any remaining net proceeds thereafter.

     A copy of Amendment No. 1 is attached to this report as Exhibit 10.9 and is incorporated herein by reference as through fully set forth herein. The foregoing summary description of Amendment No. 1 and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of Amendment No. 1.

Item 7.     Financial Statements and Exhibits


            (c)   Exhibits.

                  The following exhibits are filed as part of this report:

Exhibit     Description
-------     -----------
 1.1        Underwriting  Agreement,  dated as of September 25, 2003, among the
            Company, CIBC World Markets Corp., and Banc of America
            Securities LLC. *

 3.1        Certificate of Formation of Quoin, LLC.*

 3.2        Operating Agreement of Quoin, LLC.*

 3.3        Certificate of Formation of Hearthmark, LLC.*

 3.4        Operating Agreement of Hearthmark, LLC.*

 3.5        Certificate of Incorporation of O.W.D. Incorporated.*

 3.6        Bylaws of O.W.D. Incorporated.*

 3.7        Certificate of Incorporation of Tupper Lake Plastics, Incorporated.*

 3.8        Bylaws of Tupper Lake Plastics, Incorporated.*

 3.9        Certificate of Formation of X Properties, LLC.*

 3.10       Operating Agreement of X Properties, LLC.*

 3.11       Articles of Incorporation of Lehigh Consumer Products Corporation.*

 3.12       Bylaws of Lehigh Consumer Products Corporation.*

 4.1 First Supplemental Indenture to the Indenture, dated as of April 24, 2002 (the "April 2002 Indenture"), among Jarden, the guarantors named therein and The Bank of New York, as trustee, and form of note attached as Exhibit A thereto, dated as of May 7, 2003, among Jarden, the guarantors named therein and The Bank of New York, as trustee.*

 4.2 Second Supplemental Indenture to the April 2002 Indenture, dated as of May 28, 2003, among Jarden, the guarantors named therein and The Bank of New York, as trustee.*

 4.3 Third Supplemental Indenture to the April 2002 Indenture, dated as of September 25, 2003, among Jarden, the guarantors named therein and The Bank of New York, as trustee.*

 4.4 Second Supplemental Indenture to the Indenture, dated as of January 29, 2003 (the "January 2003 Indenture"), between Jarden and The Bank of New York, as trustee, dated as of May 28, 2003, between Jarden, the guarantors named therein and The Bank of New York, as trustee.*

 4.5 Third Supplemental Indenture to the January 2003 Indenture, dated as of August 28, 2003, among Jarden, the guarantors named therein and The Bank of New York, as trustee.*

 4.6 Fourth Supplemental Indenture to the January 2003 Indenture, dated as of September 25, 2003, among Jarden, the guarantors named therein and The Bank of New York, as trustee.*

 4.7 Registration Rights Agreement, dated as of May 8, 2003, among the Company, Alltrista Newco Corporation, Alltrista Plastics Corporation, Alltrista Zinc Products, L.P., Hearthmark, Inc., Quoin Corporation, Tilia, Inc., Tilia Direct, Inc., Tilia International, Inc., TriEnda Corporation, X Properties, LLC, CIBC World Markets Corp., and Bank of America Securities LLC.*

 5.1        Opinion of Kane Kessler, P.C. *

10.1 Restricted Stock Award Agreement, dated as of May 8, 2003, between the Company and Martin E. Franklin.*

10.2 Amendment No. 1 dated, as of September 4, 2003, to the Restricted Stock Award Agreement, dated as of May 8, 2003, between the Company and Martin E. Franklin.*

10.3 Restricted Stock Award Agreement, dated as of May 8, 2003, between the Company and Ian G.H. Ashken.*

10.4 Amendment No. 1, dated as of September 4, 2003, to the Restricted Stock Award Agreement, dated as of May 8, 2003, between the Company and Ian G.H. Ashken.*

10.5 Restricted Stock Award Agreement, dated as of August 4, 2003, between the Company and James E. Lillie.*

10.6 Amendment No. 1, dated as of September 4, 2003, to the Restricted Stock Award Agreement, dated as of August 4, 2003, between the Company and James E. Lillie.*

10.7 Amendment No. 4, dated as of September 4, 2003, to the Restricted Stock Award Agreement, dated as of January 2, 2002, between the Company and Martin E. Franklin.*

10.8 Amendment No. 4, dated as of September 4, 2003, to the Restricted Stock Award Agreement, dated as of January 2, 2002, between the Company and Ian G. H. Ashken.*

10.9 Amendment No. 1, dated as of September 25, 2003, to the Amended and Restated Credit Agreement by and among the Company, Bank of America, N.A., as Administrative Agent, the Lenders signatory thereto and each of the Subsidiary Guarantors.*

99.1        Final Prospectus Supplement.*


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            * Filed herewith.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 26, 2003

                                                     JARDEN CORPORATION


                                                By: /s/ Desiree DeStefano
                                                    ----------------------------
                                                   Name: Desiree DeStefano
                                                   Title: Senior Vice President